UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

SEMTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-06395		95-2119684
(Commission File Number)		(IRS Employer Identification No.)

200 Flynn Road
Camarillo,	California	93012-8790
(Address of principal executive offices)		(Zip Code)
805-498-2111
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, on October 15, 2026, Semtech Corporation (the "Company" or “Semtech”) held a Data Center Analyst Day and live webcast in which the Company discussed an updated outlook for Semtech’s third quarter of fiscal year 2027 and a financial framework for fiscal year 2030, as follows:

	Previous Q3'27 Outlook			Updated Q3'27 Outlook
(in millions, except per share data)
Net sales	$410.0	+/-	$5.0	$417.5	+/-	$2.5
Non-GAAP Financial Measures
Adjusted gross margin*	58.3%	+/-	100 bps	59.0%	+/-	40 bps
Adjusted gross margin, excluding business held for sale*	63.9%	+/-	100 bps	64.0%	+/-	40 bps
Adjusted operating margin*	31.0%	+/-	60 bps	33.0%	+/-	10 bps
Adjusted diluted earnings per share*	$1.05	+/-	$0.03	$1.14	+/-	$0.02

FY'30 Financial Framework
Net sales	$3.2 billion
Consolidated net sales FY26**-FY30 CAGR*	38%
Data center net sales	$2.1 billion
Data center net sales FY26-FY30 CAGR*	75%
LoRa net sales FY26-FY30 CAGR*	30%

Non-GAAP Financial Measures
Adjusted gross margin*	70%
Adjusted operating margin*	48% to 50%
Free cashflow as a percentage of net sales*	35%
Adjusted diluted earnings per share*	$12.40 to $13.00
Adjusted diluted earnings per share* FY26-FY30 CAGR*	64% to 66%

Non-GAAP diluted share count*	104 million
Adjusted normalized tax rate*	20%
*See "Non-GAAP Financial Measures" below for additional information about our non-GAAP financial results.
**FY26 excludes $166 million in Cellular Module revenue.
A webcast replay of the Data Center Analyst Day presentations, together with the accompanying presentation materials, will be available under “News & Events” on the Investor Relations section of Semtech’s website at investors.semtech.com for 90 days following the event.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by reference in such filing.

Forward-Looking Statements

This filing contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company's current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the third quarter of fiscal year 2027 outlook and a financial framework for fiscal year 2030; future operational performance; the anticipated impact of specific items on future earnings; the Company's expectations regarding near term growth trends and market position; and the Company's plans, objectives and expectations. Statements containing words such as "may," "believes," "see," "anticipates," "expects," "intends," "positions," "plans," "projects,“ “targets,” "objectives,"

"estimates," "develops," "should," "could," "will," "designed to," "projections," or "outlook," or other similar expressions constitute forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the volatility of our financial results or impact of the cyclical nature of our industry, including due to growing concentration of demand in artificial intelligence-related semiconductors, during industry downturns or due to periodic economic uncertainty; the historical rapid decrease of the average selling prices of certain products; disruptions in U.S. or foreign government operations, funding or incentives; changes in export restrictions and laws affecting the Company's trade and investments, including tariffs or retaliatory tariffs; interruption or loss of supplies or services from the limited number of suppliers and subcontractors we rely upon; our suppliers' manufacturing capacity constraints or other supply chain disruptions; failure to successfully develop and sell new products, meet new industry standards or requirements or anticipate changes in projected or end market users; failure to adequately protect our intellectual property rights; failure to make the substantial investments in research and development that are required to remain competitive in our business or to properly anticipate competitive changes in the marketplace; the likelihood of our products being found defective or risk of liability claims asserted against us; business interruptions, such as natural disasters, acts of violence and the outbreak of contagious diseases; adverse changes to general economic conditions in China; the loss of any one of our small number of customers or failure to collect a receivable from them; competition from new or established IoT, cloud services and wireless service companies or from those with greater resources; the difficulties associated with integrating ours and Sierra Wireless, Inc.'s businesses and operations successfully as well as difficulties executing other acquisitions or divestitures, including the pending divestiture of our cellular module business and attendant risks; discovery of additional material weaknesses in our internal control over financial reporting in the future or otherwise failing to achieve and maintain effective disclosure controls, procedures and internal control over financial reporting; changes in our effective tax rates, the adoption of new U.S. or foreign tax legislation or exposure to additional tax liabilities, or material differences between our forecasted annual effective tax rates and actual tax rates; the Company's ability to comply with, or pursue business strategies due to, our level of indebtedness or the covenants under the agreements governing our indebtedness; and adverse developments affecting the financial services industry. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 25, 2026, filed with the SEC on March 23, 2026 as such risk factors may be amended, supplemented or superseded from time to time by other reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management's analysis only as of the date hereof. These forward-looking statements speak only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statement that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
Disclosure Regarding Financial Framework
The FY30 financial framework consists of targets and goals, not guidance or forecasts, and is not a guarantee of future performance. It is forward-looking, is based on management’s current assumptions and expectations as of October 15, 2026, and is subject to significant risks and uncertainties, as discussed in Forward-Looking Statements above, in particular with respect to the growth of the data center market and the Company’s ability to capture it. Actual results may differ materially.
Non-GAAP Financial Measures
Adjusted gross margin, adjusted operating margin, adjusted gross margin, excluding business held for sale, adjusted diluted earnings per share, adjusted normalized tax rate and free cashflow as a percentage of net sales are non-GAAP financial measures. They supplement, and should not be considered a substitute for, measures prepared in accordance with GAAP, and they may not be comparable to similarly titled measures used by other companies. Definitions of these measures, the items they exclude, and reconciliations to the most comparable GAAP measures are included in Semtech's Earnings Release on Form 8-K for the second quarter of fiscal year 2027 filed with the SEC on August 25, 2026.

The Company is unable to include a reconciliation of forward-looking non-GAAP results to the corresponding GAAP measures as they are not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards, amortization of acquisition-related intangible assets and other items that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date:	October 15, 2026	/s/ Mark Lin
		Name:	Mark Lin
		Title:	Chief Financial Officer